                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

         Exchange Act of 1934 Pursuant to Section 13 or 15(d) of The Securities

          Date of report (Date of earliest event reported) -- JANUARY 29, 1998


                                     BYL BANCORP
                                     -----------
                 (Exact name of registrant as specified in its charter)

          CALIFORNIA                  000-23257                  33-0755794
          ----------                  ---------                  ----------
  (Name or other Jurisdiction        (Commission                (IRS Employer
             of Incorporation)       File Number)            Identification No.)


18206 IMPERIAL HIGHWAY, YORBA LINDA, CALIFORNIA                     92886
-----------------------------------------------                     -----
(Address of principal executive officer)                          (Zip Code)


(Registrants' telephone number, including area code) -- (714) 996-1800
                                                        --------------


                                        NA
                                        --
              (Former name or former address, if changed since last report.)

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Item 5.    OTHER EVENTS
           ------------

           Attached hereto as Exhibit 99 is a Press Release announcing BYL Bancorp to acquire DNB Financial. The merger is expected to close by May 31, 1998.


Item 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

           (c)  Exhibits

           99(1)  Copy of aforementioned Press Release.







                                   SIGNATURE

           Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BYL BANCORP



Dated: January 30, 1998                       /s/ BARRY J. MOORE
                                              -------------------------------
                                              Barry J. Moore
                                              Senior Executive Vice President/
                                              Chief Financial Officer


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